UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2011

Cole Real Estate Income Strategy (Daily NAV), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169535	27-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Advance Auto – Macomb Township, MI - On December 20, 2011, Cole AA Macomb Township MI, LLC, a Delaware limited liability company (“AA Macomb”) and  a wholly-owned subsidiary of Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP (“Income NAV OP”), the operating partnership of Cole Real Estate Income Strategy (Daily NAV), Inc. (the “Company”), entered into an agreement of purchase and sale with WXZ Retail Group/Macomb, LLC, a Ohio limited liability company (“WXZ”), which is not affiliated with the Company, its advisor or affiliates. Pursuant to the terms of the agreement, AA Macomb agreed to purchase an approximately 7,000 square foot single-tenant retail building leased to Advance Stores Company, Incorporated (“Advance Stores”), on an approximately 1.57 acre site located in Macomb Township, MI (the “AA Macomb Property”), for a gross purchase price of $2.1 million, exclusive of closing costs. The AA Macomb Property was constructed in 2009.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information pertaining to the property acquisition set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Advance Auto – Macomb Township, MI - On December 20, 2011, AA Macomb acquired the AA Macomb Property from WXZ, for a purchase price of $2.1 million, exclusive of closing costs. The acquisition was funded with proceeds from the Company’s ongoing public offering of common stock, combined with proceeds from the Company’s revolving credit facility. The AA Macomb Property is 100% leased to Advance Stores subject to a net lease, which commenced on July 2, 2009. Pursuant to the lease, the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.  The annual base rent of $174,226, or $24.89 per square foot, is fixed for the initial lease term, which expires July 31, 2024.  The tenant has three options to renew the lease, beginning August 1, 2024, each for an additional five-year term, with rental escalations of 29% in the first renewal period and 5% at each renewal thereafter.

In evaluating the AA Macomb Property as a potential acquisition, including the determination of an appropriate purchase price to be paid for the AA Macomb Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. The Company does not currently have plans to renovate, improve or develop the AA Macomb Property, and the Company believes the property is adequately insured.

Forward-Looking Statements

Certain statements contained in this current report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. We make no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this current report on Form 8-K, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 22, 2011, the Company filed Articles of Amendment (the “Amendment”) to its Articles of Amendment and Restatement (the “Charter”) with the Maryland Department of Assessments and Taxation.  The Amendment revised Section 11.2 of Article XI of the Charter, which sets forth the voting rights of stockholders.  Specifically, Section 11.2 previously provided that stockholders were entitled to vote on, among other matters, amendments to the Charter and the dissolution of the Company.  The Amendment clarified that the stockholders are entitled to vote on amendments to the Charter and the dissolution of the Company without the necessity for concurrence by the Company’s Board of Directors.   A copy of the Amendment is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 5.07                      Submission of Matters to a Vote of Security Holders

The information pertaining to the Amendment set forth under Item 5.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 5.07.  On December 21, 2011, Cole Holdings Corporation, the sole stockholder of the Company, approved the Amendment by written consent.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before March 7, 2012, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions

None.

(d) Exhibits

99.1                 Articles of Amendment filed December 22, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2011	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer Principal Financial Officer